UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

U.S. RARE EARTHS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31199	87-0638338
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12 Gunnebo Drive, Lonoke, Arkansas 48152
(Address of Principal Executive Offices)

(501) 676-2994
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 5, 2013, the Company received notice that the Eighth Judicial District Court, Clark County, Nevada (Case No. A668230-B, Dept. Thirteen, Las Vegas NV 89155) had approved the Settlement Agreement and General Release (the “Settlement Agreement”) between the Company and H. Deworth Williams, Edward Cowle, Geoff Williams and Blue Cap Development Corp. This Settlement Agreement resolved all legal matters between the parties.

The Settlement Agreement approved by the court is the same Settlement Agreement in all material respects that was described in detail in the Company’s Form 8-K dated April 25, 2013 and filed with the SEC on April 29, 2013 and the Quarterly Report on 10-Q dated March 31, 2013 and filed with the SEC on May 20, 2013.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description

99.1	Press release dated June 12, 2013 concerning the Settlement Agreement.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTHS, INC.

Date June 13, 2013	By:	/s/ Kevin Cassidy
Kevin Cassidy
Chief Executive Officer

3

Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 12, 2013 concerning the Settlement Agreement.